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                                  EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


        We consent to the incorporation by reference in the Registration Statement Form S-8 No. 33-_____ pertaining to the Non-Plan Options of OptimumCare Corporation of our report dated February 29, 2000, with respect to the financial statements and schedule of OptimumCare Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.




                                      /s/ LESLEY, THOMAS, SCHWARZ & POSTMA, INC.

Newport Beach, California
September 7, 2000